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                  EXHIBIT 23 - CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 6, 1998, in Post-Effective Amendment No. 1 to the Registration Statement (Form S-3 No. 333-42937) and related Prospectus of UICI for the Registration of 912,017 shares of its common stock.



                                                          ERNST & YOUNG LLP

Dallas, Texas
April 14, 1998





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